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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 15, 2007

              (Date of Earliest Event Reported: November 15, 2007)

                             ______________________

                                  RADNET, INC.
             (Exact name of registrant as specified in its Charter)

          New York                       0-19019                  13-3326724
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c) )

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ITEM  8.01.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of a conference call and series of questions recently posed to the Registrant by certain of its investors and other members of the investment community, and the Registrant's responses thereto.

ITEM  9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit Number            Description of Exhibit
         --------------            ----------------------

             99.1                  Discussion, Questions and Answers.

        _______________________________________________________________


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 15, 2007               RADNET, INC.


                                       By:  /s/  Howard G. Berger, M.D.
                                          -----------------------------
                                           Howard G. Berger, M.D.
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


99.1              Discussion, Questions and Answers


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